UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2020

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Pheasant Run

Newtown, PA 18940

(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive

Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	ONTX	The Nasdaq Stock Market LLC
Warrants to purchase common stock	ONTXW	The Nasdaq Stock Market LLC

Item 3.01. Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing

On January 15, 2020, Onconova Therapeutics, Inc. (the “Company”) received a public reprimand letter (the “Letter”) from the staff (the “Staff”) of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”). The Letter notified the Company that its recent offering of 55,000,000 shares of the Company’s common stock (or common stock equivalents), and warrants to purchase 55,000,000 shares of the Company’s common stock completed on November 25, 2019 (the “Offering”) did not satisfy Nasdaq Listing Rule 5635(d) because (a) the Staff determined that the Offering was not a “public offering” as defined in Nasdaq Listing Rule IM-5635-3 and (b) more than 20% of the Company’s pre-Offering shares of common stock were issued in the Offering at a price calculated by the Staff to be less than minimum price required in an offering that did not meet the definition of a “public offering.” Consequently, the Staff determined that approval by the shareholders of the Company was required for the Offering, and because such shareholder approval was not received, the Staff concluded that the Company violated the Nasdaq’s shareholder approval rules. The Staff determined delisting the Company’s common stock was not an appropriate sanction and closed this matter by issuing the public reprimand letter in accordance with Nasdaq Listing Rule 5810(c) (4). As previously reported on a Form 8K dated November 25, 2019, based on Nasdaq’s published rules and published guidance at the time of the Offering, the Company believed the Offering was a “public offering” under Rule 5635(d). The receipt of the Letter has no effect on the listing of the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2020	Onconova Therapeutics, Inc.

	By:	/s/ Mark Guerin
Name: Mark Guerin
Title: Chief Financial Officer